                                                                   EXHIBIT 10.44

                               AMENDMENT NO. 3 TO
                              AMENDED AND RESTATED
             REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT

      THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT (the "Amendment") dated September 30, 1996, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower") , and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association) , a national banking association (the "Lender") and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) , as Agent for the Lender;

                              W I T N E S S E T H:

      WHEREAS, the Lender, by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by Amendment No. 2 dated March 28, 1996, and by a letter agreement dated August 5, 1996 (the "Agreement") , has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $20,000,000 and a Term Loan (as defined in the Agreement) of $25,000,000; and

      WHEREAS, the Borrower has requested that the Revolving Credit Termination Date and the Term Loan Maturity Date (each as defined in the Agreement) provided for in the Agreement be extended as herein specified; and

      WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

      1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (each as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein and in the other Loan Documents without definition shall have the respective meanings provided therefor in the Agreement.

      2. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, the Agreement shall be and hereby is amended as follows:

            (a) Two new definitions are added to Section 1.01 which shall read as follows:
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                  "'Apria Acquisition Agreement' means that certain Agreement and Plan of Merger among Apria Healthcare Group Inc., Apria Number Two, Inc. and the Borrower dated as of June 28, 1996, as amended, a copy of which Apria Acquisition Agreement has been delivered to the Agent and the Lender;"

                  "'Apria Transaction' means the acquisition of the Borrower as provided for in the Apria Acquisition Agreement;"

            (b) The definitions of each of "Revolving Credit Termination Date" and "Term Loan Maturity Date" are amended by deleting clause (i) and substituting in lieu thereof the following clause (i): "(i) November 15, 1996 or such earlier date upon which the Apria Transaction shall be consummated, or cancelled or otherwise terminated,";

            (c) Sections 9.02, 9.03, 9.04 and 9.05 are amended by deleting the phrase "Permit at any time" in each of such Sections and substituting in lieu thereof the phrase "Permit as at the end of any fiscal quarter of the Borrower"; and

            (d) Section 8.l2 is hereby amended by inserting the following proviso at the end thereof:

                  "; provided, however, that with respect to any Default or
            Event of Default under Sections 9.02 through 9.05, in no event shall any such notification be required to be made prior to the earlier to occur of (i) delivery of any financial report pursuant to Section 8.01(b) hereof or (ii) the day upon which the Apria Transaction shall be terminated or cancelled."

      3. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment for the purposes of consenting to this amendment and affirming its guaranty of the Obligations of Borrower arising under the Agreement and the other Loan Documents as amended by this Amendment.

      4. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:

            (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) as modified to give effect to the information contained in the disclosure schedules delivered by the Borrower (the "Vitas Disclosure Schedules") in connection with its execution and delivery of the Apria Acquisition Agreement, are true, complete and correct in all material respects on and as of the


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      date hereof, and shall survive the execution and delivery of this
      Amendment;

            (ii) The execution, delivery and performance of this Amendment will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the Agreement or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

      5. The Borrower acknowledges that consummation of the Apria Transaction would constitute a violation of Section 9.12 of the Agreement and Section 5.12 of the ESOP Guaranty, and the Borrower agrees that it shall cause the ESOP Debt and all interest accrued thereon and other liabilities owing to the Lenders (as defined in the ESOP Guaranty) and the Agent (as defined in the ESOP Guaranty) arising under or in connection with the ESOP Loan Documents to be paid and satisfied in full substantially simultaneously with the consummation of the Apria Transaction.

      6. As conditions to the effectiveness of this Amendment Agreement:

            A. the Borrower shall have delivered to the Agent:

                  (a) duly executed counterparts of this Amendment; and

                  (b) the Vitas Disclosure Schedules and such other documents, certifications and opinions as the Agent may reasonably request; and

            B. there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since June 30, 1900, except as disclosed in the Vitas Disclosure Schedules.

      7. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condi-


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tion, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

      8. Except as specifically amended, modified or supplemented by this Amendment, all of the other documents delivered in connection with the Loans, as heretofore amended, shall remain in full force and effect according to their respective terms.

      9. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision thereof or municipality therein in respect of this Amendment, the Borrower shall pay the same (including interest penalties, if any) and shall hold the Lender and the Agent harmless with respect thereto.

      10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                  [remainder of page intentionally left blank]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    VITAS HEALTHCARE CORPORATION

WITNESS:

/s/ [Signature Illegible]           By: /s/ Hugh A. Westbrook
------------------------            ---------------------------------
                                    Name: Hugh A. Westbrook
/s/ [Signature Illegible]           Title: Chairman and Chief Executive Officer
------------------------


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

                                    NATIONSBANK, NATIONAL ASSOCIATION
                                    (SOUTH), as Agent


                                    By: /s/ Allison S. Freeland
                                    ---------------------------------
                                    Name:   Allison S. Freeland
                                    Title:  Vice President


                                    NATIONSBANK, NATIONAL ASSOCIATION
                                    (SOUTH), as Lender


                                    By: /s/ Allison S. Freeland
                                    ---------------------------------
                                    Name:   Allison S. Freeland
                                    Title:  Vice President


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

                                  GUARANTORS:

                                     VITAS HEALTHCARE CORPORATION OF
                                     FLORIDA

                                     By: /s/ Hugh A. Westbrook
                                         ----------------------------
                                     Name:  Hugh A. Westbrook
                                     Title: Chairman, President and
                                            Chief Executive Officer


                                     VITAS HEALTHCARE CORPORATION OF OHIO


                                     By: /s/ Hugh A. Westbrook
                                         ----------------------------
                                     Name:  Hugh A. Westbrook
                                     Title: Chairman, President and
                                            Chief Executive Officer


                                     VITAS HEALTHCARE CORPORATION OF
                                     PENNSYLVANIA


                                     By: /s/ Hugh A. Westbrook
                                         ----------------------------
                                     Name:  Hugh A. Westbrook
                                     Title: Chairman, President and
                                            Chief Executive Officer


                                     VITAS HEALTHCARE CORPORATION OF
                                     CALIFORNIA


                                     By: /s/ Hugh A. Westbrook
                                         ----------------------------
                                     Name:  Hugh A. Westbrook
                                     Title: Chairman, President and
                                            Chief Executive Officer


                                     VITAS HEALTHCARE CORPORATION OF
                                     CENTRAL FLORIDA


                                     By: /s/ Hugh A. Westbrook
                                         ----------------------------
                                     Name:  Hugh A. Westbrook
                                     Title: Chairman, President and
                                            Chief Executive Officer


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